Exhibit 99.1

Flex to Acquire EPC Power, Adding Leading Power Conversion Capabilities for AI Data

Centers and Grid Applications

Transaction Highlights:

•	Adds leading power conversion capabilities, including differentiated grid-forming technology, for data center and utility applications.

•	Expands Flex’s Cloud and Power Infrastructure business to capitalize on growing AI infrastructure demand and the shift to next generation 800V data center power architectures.

•	Expected to enhance the growth and EBITDA margin profile of Flex’s Cloud and Power Infrastructure segment.

AUSTIN, Texas, September 3, 2026 /PRNewswire/ — Flex (NASDAQ: FLEX) today announced that it has entered into a definitive agreement to acquire EPC Power at a value of $4.4 billion, subject to customary adjustments. The transaction is expected to close in the fourth quarter of calendar 2026, at which time EPC Power is expected to become part of Flex’s Cloud and Power Infrastructure (CPI) segment. Flex plans to separate CPI into an independent publicly traded company in the first calendar quarter of 2027.

Founded in 2010 and headquartered in California, EPC Power is a leading provider of intelligent power conversion solutions for data center and grid applications, combining internally developed hardware, software and controls with U.S.-based engineering and manufacturing. The platform is engineered for next-generation 800V data center power architectures, which enables more efficient power delivery for higher-density AI infrastructure, with capabilities across rectifiers, DC-DC conversion and planned development of solid-state transformers. EPC Power has more than 15 GW deployed across 62 countries and annual U.S. manufacturing capacity will surpass 30 GW in 2027.

Combined with Flex’s existing power, cooling and compute portfolio, EPC Power’s differentiated power conversion capabilities broaden Flex’s offering across data center and electrical infrastructure, accelerating its position for the transition to next generation 800V data center power architectures as AI workloads drive higher power densities. EPC’s technology will sit at the center of next-generation data center power systems, providing grid stabilization, backup power and clean 800V to drive modern GPUs.

“A generational shift in power architecture is underway, driven by rising power density and the changing demands of digital infrastructure,” said Revathi Advaithi, Chief Executive Officer of Flex. “EPC Power brings leading power conversion and grid-forming technology that positions us to capitalize on this shift, delivering 800V power conversion today and building towards solid-state transformers. Together with our existing power, cooling and compute capabilities, this transaction expands our ability to design and deliver digital infrastructure as an integrated system.”

“EPC Power has built a leading position by solving some of the most difficult power conversion challenges through integrated hardware, software and controls,” said Jim Fusaro, Chief Executive Officer of EPC Power. “As demand for AI infrastructure accelerates, customers need power systems that are more intelligent, efficient and resilient. Together, we will combine our capabilities and expertise to help customers meet these challenges at scale.”

EPC Power is expected to generate approximately $800 million of revenue in calendar 2026, with organic revenue growth of approximately 40% expected in 2027. EBITDA margin is expected to expand by double-digit percentage points to approximately 30% in 2027.

The company is evaluating various financing alternatives and expects to fund this transaction with a combination of debt and equity.

The transaction is expected to close following receipt of customary regulatory approvals and satisfaction of other customary closing conditions.

Evercore acted as lead financial advisor to Flex. BofA Securities, Citi, and PJT Partners also provided financial advice to Flex, and Freshfields LLP provided legal counsel.

Goldman Sachs & Co. LLC. and J.P. Morgan Securities LLC. served as financial advisors, and Vinson & Elkins LLP served as legal counsel, to EPC Power and its controlling shareholders Goldman Sachs Alternatives and Cleanhill Partners.

Committed financing to support the transaction is being provided by Citi and Bank of America.

About Flex

Flex (Reg. No. 199002645H) is the manufacturing partner of choice that helps leading brands design, build, and manage products that improve the world. With a global footprint spanning 30 countries, Flex delivers advanced manufacturing and supply chain solutions, innovative products and technology, and lifecycle services that support customers from concept to scale. In the AI era, Flex is helping customers accelerate data center deployment by solving power, heat, and scale challenges through cutting-edge power and cooling technology and scalable IT infrastructure solutions. For information about Flex’s intent to spin off its Cloud and Power Infrastructure portfolio, visit: https://flex.com/transaction-resources

About EPC Power

EPC Power provides intelligent digital power infrastructure by developing high-performance power conversion systems for mission-critical applications, including data centers, utility-scale energy storage, and microgrids. EPC Power’s solutions deliver reliable, resilient, and secure energy necessary to smooth volatile AI workloads and strengthen critical grid stability. Visit EPCPower.com for more information.

Contacts

Flex Investors & Analysts

Michelle Simmons

Senior Vice President, Global Investor Relations and Public Relations

(669) 242-6332

Michelle.Simmons@flex.com

Flex Media & Press

press@flex.com

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the acquisition of EPC Power Corp. (the “Transaction”) and the separation of Flex Ltd.’s (“Flex”) Cloud and Power Infrastructure business (the “Spin-Off”) into an independent publicly traded company (“SpinCo”); the expected timing of the closing of the Transaction, the expected timing of the Spin-Off and the ability to complete each of the Transaction and the Spin-Off; the anticipated synergies and benefits of the Transaction and the Spin-Off, including enhanced strategic focus, financial flexibility and value creation for shareholders; the expected future performance of each of Flex and SpinCo, including the business of EPC Power Corp.; the impact of the Transaction on Flex’s Cloud and Power Infrastructure business; the expected sources and structure of financing for the Transaction; and statements about business strategies, growth opportunities, market position and financial outlook for each of Flex and SpinCo. These forward-looking statements are based on current expectations, estimates and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Risks and uncertainties related to the proposed Transaction and Spin-Off include, but are not limited to: uncertainties as to whether the Transaction and the Spin-Off will be completed and the timing thereof; the possibility that various conditions to the completion of the Transaction and the Spin-Off may not be satisfied or waived, including the failure to obtain required regulatory approvals in the expected timeframe or at all or subject to conditions that are not anticipated; the possibility that the Spin-Off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the Spin-Off may be more difficult, time-consuming, or costly than expected, including the impact on Flex resources, systems, procedures, and controls; the possibility that the occurrence of any event or circumstance that could give rise to the right of one or more parties to the definitive purchase agreement for the Transaction to terminate the definitive purchase agreement; potential adverse effects to the businesses of Flex or EPC Power Corp. during the pendency of the Transaction and the Spin-Off, such as employee departures or distraction of management from business operations; the possibility that the strategic, operational and financial benefits of the Transaction and the Spin-Off may not be achieved or may take longer to achieve than expected, including as a result of problems arising from the integration of the business of EPC Power Corp.; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the Transaction and the Spin-Off; disruption from the Transaction and the Spin-Off, including potential adverse effects on relationships with customers, suppliers, employees and other business partners; competitive responses to the announcement or completion of the Spin-Off; diversion of management’s attention from ongoing business operations; the possibility of disputes, litigation or unanticipated costs in connection with the Transaction and the Spin-Off; uncertainty regarding the financial performance of either company following the Spin-Off; negative effects of the announcement or pendency of the Transaction and the Spin-Off on the market price of Flex’s securities and/or on Flex’s financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the Spin-off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to our business is described under “Risk

Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and in our subsequent filings with the United States Securities and Exchange Commission (the “SEC”). All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Important Information and Where to Find It

In connection with the proposed Spin-Off, Flex intends to file relevant materials with the SEC, including, among other filings, a proxy statement on Schedule 14A that will be mailed or otherwise disseminated to shareholders of Flex seeking their approval of the Spin-Off proposal. In addition, a registration statement on Form 10 (the “Form 10”) is expected to be filed with the SEC by SpinCo with respect to its common stock. This communication is not a substitute for the proxy statement and Form 10 or any other document that may be filed with the SEC by Flex or SpinCo. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE FORM 10 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY EACH OF FLEX AND SPINCO WITH THE SEC IN CONNECTION WITH THE PROPOSED SPIN-OFF (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FLEX, SPINCO, THE PROPOSED SPIN-OFF AND RELATED MATTERS. Investors will be able to obtain free copies of the proxy statement and Form 10 and other relevant documents (when they become available) that will be filed by each of Flex and SpinCo with the SEC on the SEC’s website at http://www.sec.gov. Investors also will be able to obtain free copies of the proxy statement and other relevant documents that will be filed by Flex with the SEC from the investor relations page on Flex’s website at investors.flex.com.

Participants in the Solicitation

Flex and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Flex in connection with the proposed Spin-Off. Information regarding Flex’s directors and executive officers and their ownership of Flex ordinary shares is contained in Flex’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on June 24, 2026, including under the headings “Corporate Governance,” “Fiscal Year 2026 Non-Employee Directors’ Compensation,” “Proposal No. 1: Re-election of Directors,” “Proposal No. 3: Non-Binding, Advisory Resolution on Executive Compensation,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Information about our Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent the holdings of the Flex securities by the Flex directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed Spin-Off. You may obtain free copies of these documents using the sources indicated above.